                                                                   EXHIBIT 10(h)








                       AMERICAN FREIGHTWAYS CORPORATION

                             AMENDED AND RESTATED
                            1993 STOCK OPTION PLAN










Effective Date:  January 23, 1996

                   AMERICAN FREIGHTWAYS AMENDED AND RESTATED
                            1993 STOCK OPTION PLAN

Article                                                       Page
-------                                                       ----
I.           Purposes........................................ 1
II.          Shares Subject to the Plan...................... 1
III.         Administration.................................. 2
IV.          Eligibility..................................... 4
V.           Maximum Allotment of Incentive Options.......... 5
VI.          Option Price and Payment........................ 5
VII.         Use of Proceeds................................. 6
VIII.        Term of Options and Limitations on
             the Right of Exercise........................... 7
IX.          Exercise of Options............................. 7
X.           Stock Appreciation Rights....................... 8
XI.          Nontransferability of Options and
             Stock Appreciation Rights....................... 9
XII.         Termination of Employment...................... 10
XIII.        Adjustment of Shares; Effect of
             Certain Transactions........................... 11
XIV.         Right to Terminate Employment.................. 12
XV.          Purchase for Investment........................ 12
XVI.         Issuance of Certificates;
             Legends; Payment of Expenses................... 13
XVII.        Withholding Taxes.............................. 14
XVIII.       Listing of Shares and Related Matters.......... 14
XIX.         Amendment of the Plan.......................... 14
XX.          Termination or Suspension of the Plan.......... 15
XXI.         Governing Law.................................. 15
XXII.        Effective Date................................. 15

                   AMERICAN FREIGHTWAYS AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN

                               I.  PURPOSES
                                   --------

          American Freightways Corporation (the "Company") desires to afford certain of its key employees and key employees of any subsidiary corporation or parent corporation now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees an increased interest in and a greater concern for the welfare of the Company.

          The stock options ("Options") and stock appreciation rights ("Rights") offered pursuant to this Freightways Stock Option Plan (the "Plan") are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

          The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

          The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as it may from time to time be amended (the "Code"), or options that do not meet the requirements for Incentive Options ("Nonqualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

                      II.  SHARES SUBJECT TO THE PLAN
                           --------------------------

          The total number of common shares of the Company which either may be purchased pursuant to the exercise of Options granted under the Plan or acquired pursuant to the exercise of Rights granted under the Plan shall not exceed, in the aggregate, 1,000,000 of the presently authorized common shares, $.01 par value per share, of the Company (the "Shares"). Accordingly, the sum of (a) the number of Shares subject at any one time to Options or Rights granted under the Plan and (b) the number of Shares then outstanding pursuant to exercises of Options or Rights granted under the Plan, shall not exceed 1,000,000 Shares. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, new Options or Rights may be granted with respect to the Shares covered by such expired or terminated

Options or Rights, provided that the grant and the terms of such new Options or Rights shall in all respects comply with the provisions of the Plan. The term "Shares" shall include any securities, cash or other property into which Shares may be changed through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of Shares, exchange of Shares, issuance of rights to subscribe or change in capital structure. Shares which are subject to Rights and related Options shall be counted only once in determining whether the maximum number of Shares which may be purchased or acquired under the Plan has been exceeded.

          Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company.

          The Company may, from time to time during the period beginning February 1, 1993 (the "Effective Date") and ending February 1, 2003 (the "Termination Date"), grant to certain key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Options, Rights or both Options and Rights, under the terms hereinafter set forth provided, however, that any such grants shall not be effective until this Plan shall have been approved by stockholder vote at the 1993 Annual Meeting of Stockholders.

          Provisions of the Plan which pertain to Options or Rights granted to an employee shall apply to Options, Rights or a combination thereof.

          As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(e) of the Code.


                           III.  ADMINISTRATION
                                 --------------

          The Board of Directors of the Company (the "Board of Directors") hereby designates the Compensation Committee (the "Committee") as the Committee of the Board of Directors authorized to administer the Plan. The Committee shall consist of no fewer than two members of the Board of Directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation, hereafter "Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

          Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the employees to whom Options or Rights shall be granted, the time when such Options or Rights shall be granted to employees, the number of Shares which shall be subject to each Option or Right, the purchase price of each Share which shall be subject to each Option or Right, the period(s) during which such Options or Rights shall be exercisable (whether in whole or in part), and the other terms and provisions thereof. In determining the employees to whom Options or Rights shall be granted, the Committee shall consider the length of service, the amount of earnings, the responsibilities and duties of such employees and such other factors as it reasonably determines to be relevant to any such employees contribution to the Company; provided, however, that no employee shall be granted Incentive Options in any calendar year to purchase shares of stock in the Company or in any subsidiary corporation or parent corporation of the Company which exceeds the maximum allotment prescribed in Article V.

          Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and Options and Rights granted thereunder, to amend the Plan and Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options and Rights (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. Any decision of the Committee reduced to writing and signed by all members of the Committee shall be effective as a meeting of the Committee. The Committee also shall have the authority to require, in its discretion, that the employee agree, promptly after the grant of an Option or Right, (i) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of an Option or Right granted under the Plan for a period of six (6) months following the date of grant or exercise of the Option or Right; and (ii) that in the event of termination of employment of such employee, other than as a result of dismissal without cause, such employee will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment, or participate directly or indirectly in any other business or enterprise, which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge and information obtained through employment with the Company or any subsidiary corporation or parent corporation thereof. The determination of the Committee on matters referred to in this Article III shall be conclusive.

          Whether or not a Committee is separately designated by the Board of Directors, any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors; provided, however, that, with respect to the participation in the Plan of employees who are members of the Board of Directors, such powers and functions of the Committee may be exercised by the Board of Directors only if, at the time of such exercise, each of the members of the entire Board of Directors are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Exchange Act.

          The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Right granted hereunder.

                             IV.  ELIGIBILITY
                                  -----------

          Options and Rights may be granted only to salaried key employees of the Company or of any subsidiary corporation or parent corporation of the Company, except members of the Committee and except as hereinafter provided, and shall not be granted to any officer or director who is not also a salaried key employee.

          An Incentive Option shall not be granted to any person who, at the time such Option is granted, owns shares of the Company or any subsidiary corporation or parent corporation of the Company who possesses more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the

Company, unless (i) the exercise price per share is not less than one hundred and ten percent (110%) of the fair market value per share on the date such Option is granted and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted. In determining share ownership of an employee, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

                  V.  MAXIMUM ALLOTMENT OF INCENTIVE OPTIONS
                      --------------------------------------

          To the extent that the aggregate fair market value of shares as to which Incentive Options (determined without regard to this Article V) are exercisable for the first time by an employee during any calendar year exceeds $100,000, such options shall be treated as Nonqualified Options.

                         VI.  OPTION PRICE AND PAYMENT
                              ------------------------

          The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine on the basis of facts and circumstances to be not less than (i) one hundred percent (100%) of the fair market value per Share with respect to Incentive Options, and (ii) one hundred percent (100%) of the fair market value per Share with respect to Nonqualified Options, at the date any such Option is granted; provided, however, that, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns shares of the Company who possesses more than ten percent (10%) of the total combined voting power of all classes of shares of the Company, the purchase price for each share shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred and ten percent (110%) of the fair market value per Share at the date the Option is granted.

          If the Shares of the Company are listed on a national securities exchange (including the New York, American or NASDAQ National Market System) in the United States on the date any Option is granted, the fair market value per Share shall be deemed to be the average of the high and low sale prices per share of such Shares of the Company on such national securities exchange in the United States on such date, as published by the Wall Street Journal or other reliable publication, but if the Shares of the Company are not traded on such date or such national securities exchange is not open for business on such date, the fair market value per Share shall be the average of such high and low sale prices on the last preceding date on which such exchange shall have been open for business and the Shares of the Company were traded. If the Shares of the Company are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine, in its discretion, which national securities exchange shall be used for the purpose of determining the fair market value per Share.

          If at the date any Option is granted a public market exists for the Shares of the Company but such Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for such Shares of the Company in the United States on the date such Option is granted. If there are no bid and asked quotations for such Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market in the United States for such Shares of the Company on the closest date preceding the date such Option is granted, for which such quotations are available.

          The Company shall cause such Share certificates to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an Option may, if the terms of such Option so provide in the discretion of the Committee and to the extent permitted by applicable law, exercise his Option, in whole or in part, by delivering to the Company common shares of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such shares. The fair market value of the shares so delivered to be determined on the exercise date in the same manner as provided for the determination of the fair market value on the date of grant, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations. For this provision, the exercise date is the date on which shares are received pursuant to the Option and payment is made therefor.

                             VII.  USE OF PROCEEDS
                                   ---------------

          Any cash proceeds of the sale of Shares subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine. Shares received by the Company as payment, in whole or in part, for the exercise of any Option may, in the discretion of the Board of Directors, be retained as treasury shares or returned and cancelled.

                    VIII.  TERM OF OPTIONS AND LIMITATIONS
                           ON THE RIGHT OF EXERCISE
                           ------------------------

          Unless the Committee shall determine otherwise (in which event, the instrument evidencing the Option granted hereunder shall so specify), and subject to the provisions of Article IV, any Option granted hereunder shall be exercisable during a period of not more than ten (10) years from the date of grant of such Option at such times and in such amounts as the Committee shall determine at such date of grant.

          Any Nonqualified Option granted hereunder shall be exercisable at such times, in such amounts and during such period or periods as the Committee, with the Board of Directors approval, shall determine at the date of the grant of such Option.

          The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

          To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part. If any Option granted hereunder shall terminate prior to the Termination Date, the Committee shall have the right to use the Shares as to which such Option shall not have been exercised to grant one or more additional Options to any eligible employee, but any such grant of an additional Option shall be made prior to the close of business on the Termination Date.

          In no event shall an Option granted hereunder be exercised for a fraction of a share.

                           IX.  EXERCISE OF OPTIONS
                                -------------------

          Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and accompanied by payment of the purchase price.

                         X.  STOCK APPRECIATION RIGHTS
                             -------------------------

          In the discretion of the Committee, a Right may be granted (i) alone,
(ii) simultaneously with the grant of an Option (either Incentive or Nonqualified) and in conjunction therewith or in the alternative thereto or
(iii) subsequent to the grant of a Nonqualified Option and in conjunction therewith or in the alternative thereto.

          The exercise price of a Right granted alone shall be determined by the Committee, but shall not be less than one hundred percent (100%) of the fair market value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the fair market value of the Shares subject to the Right exceeds the exercise price thereof.

          Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee.

          A Right shall entitle the holder to receive from the Company, upon a written request filed with the Corporate Secretary of the Company at its principal offices (the "Request"), a number of Shares as specified in the Request (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as set forth in the Request (but subject to the approval of the Committee, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate value equal to the product of (i) the excess of the fair market value on the day of such Request of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (ii) the number of Shares for which such Right shall be exercised; provided, however, that the Committee, in its discretion, may impose a maximum limitation on the amount of cash, the fair market value of Shares, or a combination thereof, which may be received by a holder upon exercise of a Right.

          Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company either (i) six months prior to the proposed settlement date for such Right, or (ii) during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date. Within sixty (60) days of the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request.

          If the Committee disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under the Plan.

          A holder of a Right shall not receive cash or Shares of the Company stock in full or partial settlement of such Right, or upon the full or partial exercise of such Right, if such Right or the related Option shall have been exercised during the first six (6) months of its respective term; provided, however, that such prohibition shall not apply if the holder of such Right dies or becomes disabled (within the meaning of Section 105(d)(4) of the Code) prior to the expiration of such six-month period, or if such holder is not a director, officer or a beneficial owner of more than ten percent (10%) of any class of equity security of the Company as described in Section 16(a) of the Exchange Act.

          A Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the Right exceeds the exercise price thereof on such date.

                      XI.  NONTRANSFERABILITY OF OPTIONS
                           AND STOCK APPRECIATION RIGHTS
                           -----------------------------

          Neither an Option nor a Right granted hereunder shall be transferable otherwise than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

                        XII.  TERMINATION OF EMPLOYMENT
                              -------------------------

          If an employee's employment with the Company shall be terminated by reason of retirement, the Employee shall have the right to exercise the vested portions of such Option in no event later than (i) in respect of Incentive Stock Options, 90 days after the retirement date, and (ii) with respect to other Options the date the Option would have expired had it not been for such retirement.

          If an employee's employment shall be terminated by reason of death or disability, the employee shall have the right to exercise vested portions of such Options for one year following the termination of the employee's employment. During such one year period following death or disability, Options held by employee shall continue to vest. Such vesting shall not continue after such one year period and Options not vested shall expire and terminate.

          If an employee's employment shall terminate for reasons other than death, disability or retirement, any Option or Right previously granted to the employee, unless otherwise specified by the committee in the Option or Right, shall, to the extent not theretofore vested, terminate and become null and void. Employee shall be entitled to exercise any vested portion of an Option or Right for 90 days following termination.

          If applicable to an Option or Right granted hereunder, whenever such Option or Right shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.

          For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the termination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an "employee" for purposes of the exercise of an Option or Right, such individual shall not be entitled to exercise such Option or Right during such period and while the employment relationship is treated as continuing intact unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the Chairman of the Board, the President, a Vice-President or other duly authorized officer of such corporation.

          A termination of employment shall not be deemed to occur by reason of
(i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

                      XIII.  ADJUSTMENT OF SHARES; EFFECT
                               OF CERTAIN TRANSACTIONS
                               -----------------------

          Notwithstanding any other provision contained herein, in the event of any change in the Shares subject to the Plan or to any Option or Right granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure) appropriate adjustments shall be made by the Committee as to the maximum number of Shares subject to the Plan, the maximum number of Shares for which Options or Rights may be granted to any one employee and the number of Shares and price per Share subject to outstanding Options or Rights which may be granted to any one employee, and the number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlargement of rights under Options or Rights, and the determination of the Committee as to these matters shall be conclusive; provided, however, that (i) any such adjustment with respect to an Incentive Option and any related Right shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an Incentive Option for purposes of Section 422 of the Code.

          The Committee may determine, in its discretion, that Options and Rights may become immediately exercisable upon the occurrence of a transaction involving a "change in control" of the Company, which transactions shall be as defined in the Option Agreement or other document pursuant to which Options or Rights are granted. A "change in control" transaction may include a merger or consolidation of the Company, a sale of all or substantially all of its assets, or the acquisition of a significant percentage of the voting power of the Company, or such other form of transaction as the Committee determines to constitute a change in control.

          The Committee, in its discretion, may also determine that, upon the occurrence of such a "change in control" transaction, each Option or Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option or Right, an amount equal to the excess of the fair market value of the Shares immediately prior to the occurrence of such transaction over the exercise price of such Option or Right; such amount shall be payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee in its discretion shall determine.

                      XIV.  RIGHT TO TERMINATE EMPLOYMENT
                            -----------------------------

          The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of an Option or Right; it shall not impose any obligation on the part of any holder of an Option or Right to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

                         XV.  PURCHASE FOR INVESTMENT
                              -----------------------

          Except as hereafter provided, the holder of an Option or Right granted hereunder shall, upon any exercise hereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution of any of such Shares. Any resale or distribution of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement shall have become effective and is then current with regard to the Shares being sold, or
(b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

                        XVI.  ISSUANCE OF CERTIFICATES;
                         LEGENDS; PAYMENT OF EXPENSES
                         ----------------------------

          Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares as to which the Option or Right has been exercised shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person or persons, as permitted by state or federal securities law.

          The Company may place such legend or legends upon the certificates for Shares issued upon exercise of an Option or Right granted hereunder, and the Committee may issue such "stop transfer" instructions to its transfer agent in respect of such Shares, as the Committee, in its discretion, determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

          The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of such Shares in the Registration Statement.

          All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

                           XVII.  WITHHOLDING TAXES
                                  -----------------

          Upon exercise of a Right or an Option and the issuance of Shares hereunder, the Optionee shall remit to the Company an amount of cash (in the form of a cashiers' check) sufficient to satisfy any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of such issuance of Shares.

                 XVIII.  LISTING OF SHARES AND RELATED MATTERS
                         -------------------------------------

          If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

                          XIX.  AMENDMENT OF THE PLAN
                                ---------------------

          The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be effective, without the approval of the holders of a majority of the voting stock of the Company present in person or by proxy at a meeting thereof (or pursuant to a written consent in lieu of such a meeting), if such approval is necessary to maintain compliance with the provisions of Rule 16b-3. The Committee shall be authorized to amend the Plan and the Options granted thereunder to permit the Options granted thereunder to qualify as incentive stock options under Section 422 of the Code and the Treasury regulations promulgated thereunder and, to the extent permitted under applicable laws, rules, and regulations, to include a cashless exercise provision of Article VI. The rights and obligations under any Option or Right granted before amendment of the

Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan or the Option or Right without the consent of the holder of the Option or Right.

                  XX.  TERMINATION OR SUSPENSION OF THE PLAN
                       -------------------------------------

          The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Article XXII or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option or Right may not be granted while the Plan is suspended or after it is terminated; provided, however, that options or rights previously issued and unexpired shall continue to exist and may be validly exercised, pursuant to the provisions of the Plan, until each option and/or right individually expires. Rights and obligations under any Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option or Right was granted. The power of the Committee to construe and administer any Options or Rights granted prior to the termination or suspension of the Plan under Article III shall nevertheless continue after such termination or during such suspension.

                              XXI.  GOVERNING LAW
                                    -------------

          The Plan, such Options and Rights as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Arkansas from time to time obtaining.

                             XXII.  EFFECTIVE DATE
                                    --------------

          The Plan shall become effective at 3:00 P.M., Central Standard time, on the Effective Date, the date on which the Plan was adopted by the Board or Directors. Grants of Option or Rights made prior to shareholder approval as required under Section II hereof shall be effective upon the date of such shareholder approval.

                                 CERTIFICATE
                                 -----------

          I, Tom Garrison, Secretary of American Freightways Corporation, certify that the foregoing is a true and correct copy of the American Freightways Corporation Amended and Substituted Stock Option Plan as adopted by the board of directors of the corporation January 23, 1996, and authorized by its shareholders April 22, 1993.


                                       /s/Tom Garrison
                                       ---------------


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